UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: May 1, 2012

(Date of earliest event reported)

PENSECO FINANCIAL SERVICES CORPORATION

(Exact name of registrant as specified in its charter)

000-23777

(Commission File Number)

PA	23-2939222
(State or other jurisdiction of incorporation)	(IRS Employer of Identification No.)

150 North Washington Avenue, Scranton, Pennsylvania 18503-1848
(Address of principal executive offices) (Zip Code)

(570) 346 - 7741

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 7, 2012, Penseco Financial Services Corporation (the “Company”) filed articles of amendment to its articles of incorporation, as amended, with the Department of State of the Commonwealth of Pennsylvania, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K (the “Amendment”). The Amendment was approved by the Board at its February 21, 2012 meeting and was approved by the Company’s shareholders at their 2012 Annual Meeting held on May 1, 2012 (the “Annual Meeting”). The Amendment became effective upon filing. The Amendment eliminates cumulative voting in elections of directors.

In addition, upon filing of the Amendment, the Company’s amended and restated bylaws were also amended to eliminate cumulative voting for directors (the “Bylaws Amendment”). A copy of the Bylaws Amendment is filed as Exhibit 3.2 to this Current Report on Form 8-K.

The foregoing descriptions of the Amendment and the Bylaws Amendment is qualified in its entirety by reference to the full text of the Amendment and Bylaws Amendment, as filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the shareholders of the Company voted upon the election of three directors to the Class of 2016, each to serve a four-year term and until his or her successor is duly elected and qualified; the election of one director to the Class of 2015, to serve a three-year term and until his successor is duly elected and qualified; a proposal to amend the Company’s articles of incorporation to discontinue cumulative voting in elections of directors, and to make conforming changes to the Company’s bylaws; a proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers; and a proposal to ratify the appointment of McGrail, Merkel, Quinn & Associates as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

The names of each director elected at the meeting, as well as the number of votes cast for and withheld, as well as the number of broker non-votes as to each director nominee, are as follows:

Name	Class	For	Withheld	Broker Non-Votes
Joseph G. Cesare, M.D.	2016	2,227,439	161,544	547,784
Robert W. Naismith, Ph.D.	2016	2,071,268	317,715	547,784
Emily S. Perry	2016	2,059,874	329,109	547,784
Russell C. Hazelton	2015	2,041,584	347,399	547,784

As to the proposal to amend the Company’s articles of incorporation in order to discontinue cumulative voting in elections of directors, and to make conforming changes to the Company’s bylaws, the number of votes cast for and against, as well as the number of abstentions and broker non-votes, are as follows:

For	Against	Abstentions	Broker Non-Votes
1,464,461	906,749	17,773	547,784

As to the proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers, the number of votes cast for and against, as well as the number of abstentions and broker non-votes, are as follows:

For	Against	Abstentions	Broker Non-Votes
1,912,743	416,156	60,084	547,784

As to the proposal to ratify the appointment of McGrail, Merkel, Quinn & Associates as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012, the number of votes cast for and against, as well as the number of abstentions and broker non-votes, are as follows:

For	Against	Abstentions	Broker Non-Votes
2,861,703	64,190	10,874	0

Item 9.01 Financial Statements and Exhibits

(d). Exhibits

Exhibit No.	Description

3.1	Articles of Amendment to the Articles of Incorporation of Penseco Financial Services Corporation, effective May 7, 2012.

3.2	Amendment to Amended and Restated Bylaws of Penseco Financial Services Corporation, effective May 7, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Patrick Scanlon
Name:	Patrick Scanlon
Title:	Senior Vice President, Finance Division Head

Date: May 7, 2012

EXHIBIT INDEX

Exhibit No.	Description

3.1	Articles of Amendment to the Articles of Incorporation of Penseco Financial Services Corporation, effective May 7, 2012.

3.2	Amendment to Amended and Restated Bylaws of Penseco Financial Services Corporation, effective May 7, 2012.